EXHIBIT 10.50

$350,000                                                       May 29, 2002


                                 PROMISSORY NOTE

     FOR VALUE RECEIVED, IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation (the "Borrower"), promises to Charlton Avenue LLC (the "Lender"), as follows:

         Borrower promises to pay to Lender, in lawful money of the United States of America, the principal sum of Three Hundred Fifty Thousand Dollars ($350,000) together with simple interest on the unpaid principal balance thereon from the date hereof up to and including the Maturity Date (as defined below) at the rate of two percent (2%) per month. No part of the proceeds of this Note shall be or have been used for personal, family, household, or consumer purposes. The entire unpaid principal balance and accrued interest shall be due and payable in full on August 1, 2002 (the "Maturity Date"). There shall be no penalty for early payment. To the extent permitted by law, Borrower waives any rights to presentment, demand, protest, or notice of any kind in connection with this Note. No failure or delay on the part of Lender in exercising any right, power, or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege provided at law, in equity, or by contract. The rights and remedies provided herein are cumulative and not exclusive of any other rights or remedies. Borrower agrees to pay all costs of collection incurred by reason of the default, including court costs, and reasonable attorney's fees, including such expenses incurred before legal action or bankruptcy proceedings, during the pendency thereof, and continuing to all such expenses in connection with appeals to high courts arising out of matters associated herewith. This Note and all acts and transactions hereunder and all rights and obligations of Lender and Borrower shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflict of laws principles. Any undefined term used in this Note that is defined in the New York Uniform Commercial Code shall have the meaning assigned to that term in the New York Uniform Commercial Code. Borrower acknowledges and agrees that the agreement to pay to Lender is not usurious under New York law.

         Borrower's obligation hereunder is guaranteed by Linda Grable and Allan
L. Schwartz (the "Guarantors"). The obligation of Guarantor hereunder is secured by the total pledge of 1,000,000 shares of Borrower's common stock owned beneficially by the Guarantors (the "Collateral Shares") under the terms and conditions of a Stock Pledge Agreement and a Limited Recourse Guarantee of even date between Lender and Borrower, both of which by reference made a part of the terms of this Note.

         DATED as of the date first above written.

                         IMAGING DIAGNOSTIC SYSTEMS, INC.


                         By:  /s/ Linda B. Grable
                              --------------------
                         Its: Chief Executive Officer and Chairman of the Board

                           LIMITED RECOURSE GUARANTEE



            THIS LIMITED RECOURSE GUARANTY ("Guaranty"), dated as of May 29 2002, is made by LINDA GRABLE (the "Guarantor") in favor of CHARLTON AVENUE LLC (together with his permitted assigns and successors, the "Holder").

            Reference is made to that $350,000 promissory note, dated of even date herewith, (the "Note") issued by IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation (the "Obligor") to the Holder. Reference is also made to the Stock Pledge Agreement, dated of even date herewith (the "Agreement"), pursuant to which the undersigned Guarantor has pledged to the Holder an aggregate of 1,000,000 shares of Common Stock of the Obligor owned of record and beneficially by Guarantor (the "Guarantee Shares"), as collateral to secure payment and performance of the "Secured Obligation," as defined in the Agreement.

            Unless otherwise defined herein, all capitalized terms, when used herein shall have the same meaning as is defined in the Note. In order to induce the Holder to provide a $350,000 loan to the Obligor, as evidenced by the Note, the undersigned Guarantor has agreed to execute and deliver this Guaranty to the Holder.

            The Guarantor does hereby irrevocably and unconditionally guaranty to the Holder of the Note, to the extent hereinafter set forth, the full and timely payment by the Obligor of all principal and accrued interest payable under the Note, (the obligation to pay all such amounts, when due, is hereafter referred to as the "Secured Obligations").

            This is an absolute, irrevocable and unconditional guaranty of payment and performance and not merely of collection and that Guarantor shall be jointly and severally liable with the Obligor; provided, that the Holder shall first enforce its rights and remedies against the Obligor under the Note prior to enforcing this Guaranty against the Guarantor.

            1. Notwithstanding any payment(s) made by the Guarantor hereunder, but without prejudice to the Guarantor's rights as a creditor of the Obligor, the Guarantor shall in no event be entitled to be subrogated to any of the rights of the Holder against the Obligor unless and until all Secured Obligations shall have been paid in full; and the Guarantor shall in no event seek any contribution or reimbursement from the Obligor in respect of any payment(s) made by or received in respect of the Guarantor hereunder, unless and until all of the Secured Obligations shall have been paid in full.

            2. The Guarantor hereby acknowledges and agrees that the validity of this Guaranty and the Guarantor' obligations hereunder shall in no way be terminated, modified, affected, impaired or diminished by reason of any of (i) any failure by the Holder to insist in any one or more instances upon strict performance or observance by the Obligor of any of the terms, provisions or conditions of the Note, (ii) any assertion or non-assertion by the Holder against the Obligor of any of the rights or remedies reserved to the Holder in the Note, (iii) any forbearance by the Holder from exercising any of its rights or remedies as aforesaid, (iv) any bankruptcy, insolvency, receivership, reorganization, liquidation or other similar proceeding relating to the Obligor,
(v) any relief of the Obligor and/or the Guarantor from any of its obligations under the Note, by operation of law, in equity or otherwise, (vi) any amendment, modification, extension, renewal, termination, compromise or waiver under or in respect of the Note, or (vii) any transfer, assignment or negotiation of the Note or this Guaranty. Except for any required demand in respect of payment hereunder, the Guarantor hereby waives any and all notice, demand, presentment, protest and other such privilege or formality, and all notice in respect of the creation, renewal, extension or accrual of any Secured Obligations. The Guarantor represents and warrants to the Holder that this Guaranty has been duly executed and delivered by the Guarantor and constitutes the legal, valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms; the Guarantor has full capacity and power to execute and deliver this Guaranty; and the execution and delivery by the Guarantor of this Guaranty and the performance by the Guarantor of his obligations hereunder, do not violate, or conflict with, any agreement, instrument, note, judgment, order or decree binding on the Guarantor or under any law, rule or regulation applicable to the Guarantor, which violation or conflict would have a material and adverse effect on the Guarantor's ability to perform his obligations under this Guaranty.

            3. Subject to applicable statutes of limitations, no delay on the part of the Holder in exercising any rights hereunder, or any failure by the Holder to exercise any such rights, shall operate as a waiver of any such rights for any purposes, it being understood that, subject to applicable statutes of limitations, the Holder may exercise any and all of his rights hereunder at any time and from time to time pursuant to the terms hereof.

            4. Except as otherwise provided herein, this Guaranty may not be terminated, modified or amended except by a writing duly executed by the Holder and the Guarantor.

            5. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the City of New York or the state courts of the State of New York sitting in the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions.

            6. This Guaranty may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the undersigned Guarantor, intending to be legally bound hereby, has executed this Guaranty as of the date set forth above.


                                             LINDA GRABLE



                                             /s/ Linda B. Grable
                                             -------------------


                                             ALLAN L. SCHWARTZ



                                             /s/ Allan L. Schwartz
                                             ---------------------


ACCEPTED AND AGREED TO:


CHARLTON AVENUE LLC


By: /s/ Arlene de Castro and Tracey Primus
   ----------------------------------------
   Navigator Management Ltd.
   Director

                             STOCK PLEDGE AGREEMENT

         STOCK PLEDGE AGREEMENT ("Agreement") entered into as of the 29th day of May, 2002, by and among CHARLTON AVENUE LLC, the ("Secured Party"), IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation having its principal executive offices at 6531 Northwest, 18th Court, Plantation FL 33313 (the "Company") and Allan L. Schwartz identified on the signature page hereof (A "Guarantor").

                                    RECITALS

         A. The Company has made and delivered that certain Promissory Note (the "Note") of even date herewith in favor of the Secured Party pursuant to which the Company, as Borrower, as agreed to pay Lender, a total of $350,000, together with simple interest as set forth therein on or before August 1, 2002.

         B. To secure the prompt and due payment of all amounts due under the Note, the Secured Party requires that each Guarantor execute the Limited Recourse Guarantee (the "Guarantee", and this Stock Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Grant of Security Interest. Guarantor grants, pledges hypothecates transfers and assigns to the Secured Party, as collateral and security for the obligations and performance by the Company and the Guarantor in respect of the Note, the Guarantee and this Stock Pledge Agreement, all of the shares of Common Stock set forth on the attached Schedule 1 of this Agreement (the "Guarantee Shares"). Guarantor is the beneficial owner of the Guarantee Shares. The Guarantee Shares are issued in the name of the Guarantor. Such Guarantee Shares, together with any substitutes therefoer, or proceeds thereof, are hereinafter referred to collectively as the "Collateral." Guarantor represents and warrants that it has owned the Guarantee Shares pledged by it pursuant to this Stock Pledge Agreement for a minimum of two (2) years before the date of this Agreement for purposes of tacking pursuant to Rule 144.

     2. Obligations Secured. During the term hereof, the Collateral shall secure the Note of the Company to Secured Party, upon any default by or failure of the Company to perform the obligations in respect of the Note (such obligations, the "Secured Obligations").


         3. Perfection of Security Interests. Upon execution of this Agreement, Guarantor shall deliver and transfer possession of the Guarantee Shares identified on Schedule 1 to this Agreement in electronic form, to Secured Party to be held by Secured Party or a mutually acceptable third party until the earlier of (i) the termination of this Agreement or (ii) foreclosure of Secured Party's security interests as provided herein. The Guarantor shall also execute all documents and perform all acts as Secured Party may reasonably request in order to perfect and maintain a valid security interest for Secured Party in the Collateral, including without limitation, the execution of such UCC-1 or comparable financings statements as Secured Party or its counsel may reasonably require in order to perfect Secured Party's security interest in the Collateral.

         4. Guarantor Warranty of Title. Guarantor hereby represents and warrants to Secured Party as follows: (i) that upon transfer by Guarantor of the Guarantee Shares to Secured Party pursuant to this Agreement at such time, if any, as the occurrence of an event of default by the Company under this Agreement or the Note, Secured Party will have good title (both record and beneficial) to the Collateral; (ii) that there are no restrictions upon Guarantor's transfer and pledge of any of the Collateral pursuant to the provisions of this Stock Pledge Agreement; and this Stock Pledge Agreement constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, (iii) that the Collateral is free and clear of any encumbrances of every nature whatsoever, the Guarantor is the sole owner of the Guarantee Shares set forth beside the Guarantor's name on Schedule 1 attached hereto, and such shares are duly authorized, validly issued, fully paid and non-assessable. Guarantor further agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to the Collateral or attempt to sell, transfer or otherwise dispose of any of the Collateral until the Secured Obligations have been paid in full. The Company represents and warrants that the Guarantee Shares are duly authorized, validly issued, fully paid and non-assessable and that it will not permit the transfer of the Guarantee Shares except in accordance with this Agreement while the same is in effect.

         5. Collection of Dividends and Interest. During the term of this Stock Pledge Agreement and so long as Company not in default under the Note, Guarantor is authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

         6. Voting Rights. During the term of this Agreement and until such time as this Agreement has terminated or Secured Party has exercised its rights under this Agreement to foreclose its security interest in the Collateral, Guarantor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

         7. Warrants and Options. In the event that, during the term of this Agreement, subscription warrants, dividends, or any other rights or options shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Collateral.

         8. Preservation of the Value of the Collateral and Reimbursement of Secured Party. Guarantor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Guarantor so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Guarantor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

         9.       Default and Remedies.


          (a)  For purposes of this Agreement, "Event of Default" shall mean

                    (i) default in or under any of the Secured Obligations after the expiration, without cure, of any applicable cure period; and

                    (ii) a breach by the Guarantor of any of its
                         representations, warranties, covenants or agreements in this Agreement.

          (b) During the term of this Agreement, the Secured Party shall have the following rights after any Event of Default and for so long as the Secured Obligations are not satisfied in full:

                    (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (as said law may at any time be amended);

                    (ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Guarantee Shares or other Collateral;

                    (iii) the right to cause any or all of the Guarantee Shares or other Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by Secured Party; and

                    (iv) the right to sell, at a public or private sale, the
                         Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time). Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Secured Party shall give the Guarantor not less than twenty (20) days written notice of its intention to make any such sale. Any such sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Guarantor having been given due notice of all such action. Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys fees incurred in connection with such sale, shall be applied in reduction of the Secured Obligations and the remainder, if any, shall be paid to Guarantor.

     10. Waiver. The Guarantor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

         11. Term of Agreement. This Agreement shall continue in full force and effect until the earlier of (i) Secured Obligations shall have been paid in full and the security interests are thereby released, or (ii) upon any default by or failure of the Company to pay the principal and interest of the Note when due.

         12. General Provisions.


                  12.1 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

                  12.2 Captions. The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

                  12.3 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. Facsimile signatures shall be binding.

                  12.4 Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

                  12.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Agreement.

                  12.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

                  12.7 Amendment. This Agreement may be modified only in a written document that refers to this Agreement and is executed by Secured Party and by Guarantors.

                  12.8 Interpretation. This Agreement shall be interpreted, construed, and enforced according to the substantive laws of the State of New York.

                  12.9 Notice. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

         If to Guarantor:        Allan L. Schwartz
                                 -----------------
                                 -----------------


         If to Secured Party:    Charlton Avenue LLC
                                 Harbour House, 2nd Floor
                                 Waterfront Drive
                                 PO Box 972
                                 Road Town
                                 Tortola, British Virgin Islands

         With copies to:         -----------------
                                 -----------------

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  12.11 Acknowledgement by Guarantor. In the event that any provision of the Note or this Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, Guarantor acknowledges and agrees that this Agreement shall remain valid and enforceable in all respects against Guarantor.

                  12.12 Section 16 Compliance. Secured Party acknowledges that Guarantor may be required to file reports of its beneficial ownership of the Company's common stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, and that any disposition of the Guarantee Shares by Secured Party upon foreclosure would be deemed to be a disposition by the Guarantor of the Company's common stock. Secured Party therefore agrees to notify Guarantor or counsel to the Company of any disposition of the Guarantee Shares by Secured Party, which notice shall be in writing, shall be delivered to the Guarantor within two business days after the date of such transactions, and shall set forth (i) the number of shares sold, (ii) the date of the transaction, (iii) the per share price at which sold, (iv) and if such shares are not sold in open market sales, the manner of sale.


                IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

         CHARLTON AVENUE LLC



         By: /s/ Arlene de Castro & Tracey Primus
             -------------------------------------
         Its: Navigator Management Ltd.
              Director




         IMAGING DIAGNOSTIC SYSTEMS, INC.



         By:  /s/ Linda B. Grable
              -------------------
         Its: Chief Executive Officer and Chairman of the Board


         Guarantor:


         ALLAN L. SCHWARTZ


         /s/ Allan L. Schwartz
         ---------------------

                                   SCHEDULE 1

         The following shares are pledged hereunder as the Guarantee Shares:


        Record Owner            Certificate No.             No. of Shares
     -----------------          ---------------              -------------
     Allan L. Schwartz                                        500,000

                             STOCK PLEDGE AGREEMENT

         STOCK PLEDGE AGREEMENT ("Agreement") entered into as of the 29th day of May, 2002, by and among CHARLTON AVENUE LLC, the ("Secured Party"), IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation having its principal executive offices at 6531 Northwest, 18th Court, Plantation FL 33313 (the "Company") and Linda Grable identified on the signature page hereof (A "Guarantor").

                                    RECITALS

         A. The Company has made and delivered that certain Promissory Note (the "Note") of even date herewith in favor of the Secured Party pursuant to which the Company, as Borrower, as agreed to pay Lender, a total of $350,000, together with simple interest as set forth therein on or before August 1, 2002.

         B. To secure the prompt and due payment of all amounts due under the Note, the Secured Party requires that each Guarantor execute the Limited Recourse Guarantee (the "Guarantee", and this Stock Pledge Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Grant of Security Interest. Guarantor grants, pledges hypothecates transfers and assigns to the Secured Party, as collateral and security for the obligations and performance by the Company and the Guarantor in respect of the Note, the Guarantee and this Stock Pledge Agreement, all of the shares of Common Stock set forth on the attached Schedule 1 of this Agreement (the "Guarantee Shares"). Guarantor is the beneficial owner of the Guarantee Shares. The Guarantee Shares are issued in the name of the Guarantor. Such Guarantee Shares, together with any substitutes therefore, or proceeds thereof, are hereinafter referred to collectively as the "Collateral." Guarantor represents and warrants that it has owned the Guarantee Shares pledged by it pursuant to this Stock Pledge Agreement for a minimum of two (2) years before the date of this Agreement for purposes of tacking pursuant to Rule 144.

     2. Obligations Secured. During the term hereof, the Collateral shall secure the Note of the Company to Secured Party, upon any default by or failure of the Company to perform the obligations in respect of the Note (such obligations, the "Secured Obligations").

         3. Perfection of Security Interests. Upon execution of this Agreement, Guarantor shall deliver and transfer possession of the Guarantee Shares identified on Schedule 1 to this Agreement in electronic form, to Secured Party to be held by Secured Party or a mutually acceptable third party until the earlier of (i) the termination of this Agreement or (ii) foreclosure of Secured Party's security interests as provided herein. The Guarantor shall also execute all documents and perform all acts as Secured Party may reasonably request in order to perfect and maintain a valid security interest for Secured Party in the Collateral, including without limitation, the execution of such UCC-1 or comparable financings statements as Secured Party or its counsel may reasonably require in order to perfect Secured Party's security interest in the Collateral.

         4. Guarantor Warranty of Title. Guarantor hereby represents and warrants to Secured Party as follows: (i) that upon transfer by Guarantor of the Guarantee Shares to Secured Party pursuant to this Agreement at such time, if any, as the occurrence of an event of default by the Company under this Agreement or the Note, Secured Party will have good title (both record and beneficial) to the Collateral; (ii) that there are no restrictions upon Guarantor's transfer and pledge of any of the Collateral pursuant to the provisions of this Stock Pledge Agreement; and this Stock Pledge Agreement constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, (iii) that the Collateral is free and clear of any encumbrances of every nature whatsoever, the Guarantor is the sole owner of the Guarantee Shares set forth beside the Guarantor's name on Schedule 1 attached hereto, and such shares are duly authorized, validly issued, fully paid and non-assessable. Guarantor further agrees not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to the Collateral or attempt to sell, transfer or otherwise dispose of any of the Collateral until the Secured Obligations have been paid in full. The Company represents and warrants that the Guarantee Shares are duly authorized, validly issued, fully paid and non-assessable and that it will not permit the transfer of the Guarantee Shares except in accordance with this Agreement while the same is in effect.

         5. Collection of Dividends and Interest. During the term of this Stock Pledge Agreement and so long as Company not in default under the Note, Guarantor is authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

         6. Voting Rights. During the term of this Agreement and until such time as this Agreement has terminated or Secured Party has exercised its rights under this Agreement to foreclose its security interest in the Collateral, Guarantor shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

         7. Warrants and Options. In the event that, during the term of this Agreement, subscription warrants, dividends, or any other rights or options shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to Secured Party to be held under the terms hereof in the same manner as the Collateral.

         8. Preservation of the Value of the Collateral and Reimbursement of Secured Party. Guarantor shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof. On failure of Guarantor so to do, Secured Party may make such payments on account thereof as (in Secured Party's discretion) is deemed desirable, and Guarantor shall reimburse Secured Party immediately on demand for any and all such payments expended by Secured Party in enforcing, collecting, and exercising its remedies hereunder.

         9.       Default and Remedies.


          (a)  For purposes of this Agreement, "Event of Default" shall mean

                    (i) default in or under any of the Secured Obligations after the expiration, without cure, of any applicable cure period; and

                    (ii) a breach by the Guarantor of any of its
                         representations, warranties, covenants or agreements in this Agreement.

          (b) During the term of this Agreement, the Secured Party shall have the following rights after any Event of Default and for so long as the Secured Obligations are not satisfied in full:

                    (i) the rights and remedies provided by the Uniform Commercial Code as adopted by the State of New York (as said law may at any time be amended);

                    (ii) the right to receive and retain all dividends, payments and other distributions of any kind upon any or all of the Guarantee Shares or other Collateral;

                    (iii) the right to cause any or all of the Guarantee Shares or other Collateral to be transferred to its own name and have such transfer recorded in any place or places deemed appropriate by Secured Party; and

                    (iv) the right to sell, at a public or private sale, the
                         Collateral or any part thereof for cash, upon credit or for future delivery, and at such price or prices in accordance with the Uniform Commercial Code (as such law may be amended from time to time). Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Secured Party shall give the Guarantor not less than twenty (20) days written notice of its intention to make any such sale. Any such sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Secured Party may adjourn or cancel any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral upon terms calling for payments in the future, any Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall incur no liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of such failure, such Collateral may again be sold upon like notice. Secured Party, however, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the security interest and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, the Guarantor having been given due notice of all such action. Secured Party shall incur no liability as a result of a sale of the Collateral or any part thereof. All proceeds of any such sale, after deducting the reasonable expenses and reasonable attorneys fees incurred in connection with such sale, shall be applied in reduction of the Secured Obligations and the remainder, if any, shall be paid to Guarantor.

     10. Waiver. The Guarantor waives any right that it may have to require Secured Party to proceed against any other person, or proceed against or exhaust any other security, or pursue any other remedy Secured Party may have.

         11. Term of Agreement. This Agreement shall continue in full force and effect until the earlier of (i) Secured Obligations shall have been paid in full and the security interests are thereby released, or (ii) upon any default by or failure of the Company to pay the principal and interest of the Note when due.

         12.   General Provisions.

                  12.1 Binding Agreement. This Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of the respective parties hereto.

                  12.2 Captions. The headings used in this Agreement are inserted for reference purposes only and shall not be deemed to define, limit, extend, describe, or affect in any way the meaning, scope or interpretation of any of the terms or provisions of this Agreement or the intent hereof.

                  12.3 Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures upon any counterpart were upon the same instrument. All signed counterparts shall be deemed to be one original. Facsimile signatures shall be binding.

                  12.4 Further Assurances. The parties hereto agree that, from time to time upon the written request of any party hereto, they will execute and deliver such further documents and do such other acts and things as such party may reasonably request in order fully to effect the purposes of this Agreement.

                  12.5 Waiver of Breach. Any waiver by either party of any breach of any kind or character whatsoever by the other, whether such be direct or implied, shall not be construed as a continuing waiver of or consent to any subsequent breach of this Agreement.

                  12.6 Cumulative Remedies. The rights and remedies of the parties hereto shall be construed cumulatively, and none of such rights and remedies shall be exclusive of, or in lieu or limitation of any other right, remedy, or priority allowed by applicable law.

                  12.7 Amendment. This Agreement may be modified only in a written document that refers to this Agreement and is executed by Secured Party and by Guarantors.

                  12.8 Interpretation. This Agreement shall be interpreted, construed, and enforced according to the substantive laws of the State of New York.

                  12.9 Notice. Any notice or other communication required or permitted to be given hereunder shall be effective upon receipt. Such notices may be sent (i) in the United States mail, postage prepaid and certified, (ii) by express courier with receipt, (iii) by facsimile transmission, with a copy subsequently delivered as in (i) or (ii) above. Any such notice shall be addressed or transmitted as follows:

         If to Guarantor:       Linda Grable
                                -----------------
                                -----------------

         If to Secured Party:   Charlton Avenue LLC
                                Harbour House, 2nd Floor
                                Waterfront Drive
                                PO Box 972
                                Road Town
                                Tortola, British Virgin Islands

         With copies to:        -----------------
                                -----------------

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

                  12.11 Acknowledgement by Guarantor. In the event that any provision of the Note or this Agreement as applied to any party or circumstances shall be adjudged by a court to be invalid or unenforceable, Guarantor acknowledges and agrees that this Agreement shall remain valid and enforceable in all respects against Guarantor.

                  12.12 Section 16 Compliance. Secured Party acknowledges that Guarantor may be required to file reports of its beneficial ownership of the Company's common stock under Section 16(a) of the Securities Exchange Act of 1934, as amended, and that any disposition of the Guarantee Shares by Secured Party upon foreclosure would be deemed to be a disposition by the Guarantor of the Company's common stock. Secured Party therefore agrees to notify Guarantor or counsel to the Company of any disposition of the Guarantee Shares by Secured Party, which notice shall be in writing, shall be delivered to the Guarantor within two business days after the date of such transactions, and shall set forth (i) the number of shares sold, (ii) the date of the transaction, (iii) the per share price at which sold, (iv) and if such shares are not sold in open market sales, the manner of sale.


                IN WITNESS WHEREOF, the Parties have executed this Agreement as of the day, month and year first above written.

         CHARLTON AVENUE LLC



         By: /s/ Arlene de Castro & Tracey Primus
             -------------------------------------
         Its: Navigator Management Ltd.
              Director




         IMAGING DIAGNOSTIC SYSTEMS, INC.



         By:  /s/ Linda B. Grable
              -------------------
         Its: Chief Executive Officer and Chairman of the Board


         Guarantor:


         LINDA GRABLE


         /s/ Linda B. Grable
         -------------------

                                   SCHEDULE 1

         The following shares are pledged hereunder as the Guarantee Shares:


        Record Owner            Certificate No.             No. of Shares
     -----------------          ---------------             -------------
      Linda B. Grable                                          500,000